UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(801) 584-5700

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2016, Huntsman Corporation (the “Company”) announced that J. Kimo Esplin, Executive Vice President and Chief Financial Officer, will be taking on different responsibilities with the Company as of January 1, 2017, and that Sean Douglas has been appointed Executive Vice President and Chief Financial Officer effective that same date.

Mr. Douglas, 52, joined the Company in 1990 and has served in numerous roles, most recently Vice President, Corporate Development and Treasurer. From 2002 to December 2009, Mr. Douglas served as Vice President and Treasurer. From December 2009 until July 2012, he served as Vice President, Corporate Development. Mr. Douglas left the Company in July 2012 to serve as a volunteer representative of his church in South America and rejoined the Company in July 2015 as Vice President, Corporate Development. There was no arrangement or understanding between Mr. Douglas and any other person pursuant to which Mr. Douglas was appointed Chief Financial Officer of the Company. There are no transactions in which Mr. Douglas has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As Executive Vice President and Chief Financial Officer, Mr. Douglas will be eligible to participate in the Company’s benefit plans and continue to be eligible to receive payments and benefits upon certain severance events through the Company’s Executive Severance Plan. A description of the Executive Severance Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2016.

Mr. Esplin, 54, served as Chief Financial Officer of the Company for 17 years. In his new role as Executive Vice President, Strategy and Investment, he will focus his full time efforts on executing the planned spinoff of the Pigments & Additives and Textile Effects divisions, working with strategic opportunities for the Company and its other operating divisions, and representing the Company with shareholders and global partners.

Item 7.01 Regulation FD.

In connection with the change in leadership described in Item 5.02 above, on November 11, 2016, the Company issued a press release. The press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits.

Number	Description of Exhibits

99.1	Press release dated November 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ David Stryker
DAVID STRYKER
Executive Vice President, General Counsel and Secretary

Dated: November 14, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated November 11, 2016.